IGAMBIT Announces Sale of  Gotham

Subsidiary

Press Release: iGambit Inc. – Tuesday November 11, 2015 2 PM EST

SMITHTOWN,  NY.,  November  11,  2015  Marketwire/  --  iGambit  Inc.  (OTCQB:  IGMB),  a

diversified   holding  company,  announced  that  on  November  5,  2015,  through  its  wholly  owned subsidiary Gotham Innovation Lab, Inc. (“Gotham”) it sold certain assets of the Gotham business to VHT, Inc  (“VHT”).

A copy of the Form 8-K report may be accessed at www.sec.gov.

John  Salerno,  Chairman  and  CEO  of  iGambit,  said,  “Gotham  has  been  a  useful  and  rewarding

subsidiary and  we  wish  VHT  much  success  with  this  new  acquisition.   We  will  use the  proceeds

of the sale to further our business efforts with our recently acquired email archiving management solutions business, ArcMail.”

About iGambit Inc:    iGambit (OTCBB: IGMB) is a fully reporting publicly-held company. We are a diversified holding company pursuing and evaluating a number of strategic objectives. These objectives include, among others, the potential acquisition of small to medium size businesses. We believe  that  the  background  of  our  management  and  of  our  Board  of  Directors  in  the  technology markets is a valuable resource that makes us a desirable business partner to the companies that we are  seeking  to  acquire.  When  we  acquire  a  company,  we  work  to  assume  an  active  role  in  the development  and  growth  of  the  company,  providing  both  strategic  guidance  and  operational support. Once a company joins our partner company network, our collective expertise is leveraged to  help  position  that  company  to  produce  high-margin,  recurring  and  predictable  earnings  and

generate    long-term    value    for    our    stockholders. For    more    information,    please    visit

www.igambit.com. Information on our website does not comprise a part of this press release.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this document and elsewhere by iGambit are "forward-looking statements"

within  the  meaning  of  the  Private  Securities  Litigation  Reform  Act  of  1995.  Such  information includes,  without  limitation,  the  business  outlook,  assessment  of  market  conditions,  anticipated

financial   and   operating   results,   strategies,   future   plans,   contingencies   and   contemplated

transactions  of  the  company.  Such  forward-looking  statements  are  not  guarantees  of  future performance  and  are subject to  known and  unknown  risks,  uncertainties and  other  factors  which

may   cause   or   contribute   to   actual   results   of   company   operations,   or   the   performance   or

achievements  of  the  company  or  industry  results,  to  differ  materially  from  those  expressed,  or implied  by  the  forward-looking  statements.  In  addition  to any  such risks,  uncertainties  and  other factors  discussed  elsewhere  herein,  risks,  uncertainties  and  other  factors  that  could  cause  or contribute to  actual results  differing materially from  those  expressed  or  implied  for the forward-

looking  statements  include,  but  are  not  limited  to  fluctuations  in  demand;  changes  to  economic growth  in  the  U.S.  and  U.S.  government  policies  and  regulations,  including,  but  not  limited  to those  affecting  the  medical  fertility  clinic  industry.  iGambit  undertakes  no  obligation  to  publicly update  any  forward-looking  statements,  whether  as  a  result  of  new  information,  future  events  or

otherwise.   Actual   results,   performance  or   achievements   could   differ   materially   from   those

anticipated  in  such  forward-looking  statements  as  a  result  of  certain  factors,  including  those  set forth in iGambit Inc.'s filings with the Securities and Exchange Commission.

Investor Relations Contacts:

iGambit Inc.

John Salerno, CEO

631-670-6777

john@igambit.com

Howard Gostfrand

President

American Capital Ventures

305-918-7000

hg@amcapventures.com

www.amcapventures.com